SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 3, 2000


                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-6686                   13-1024020
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                 Number)              Identification No.)

1271 Avenue of the Americas, New York, New York                      10020
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    (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

         On April 3, 2000, The Interpublic Group of Companies, Inc. ("Interpublic") entered into an Amendment to the Agreement and Plan of Merger and to the Stock Option Agreement (the "Amendment") with NFO Worldwide, Inc. ("NFO"). Pursuant to the Amendment, the Agreement and Plan of Merger and the Stock Option Agreement, each entered into between Interpublic and NFO on December 20, 1999, and previously filed with the Commission on Form 8-K on December 20, 1999, were amended.

         The Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         A press release issued on April 4, 2000 by Interpublic with respect to the execution of the Amendment is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         2.1 Amendment to the Agreement and Plan of Merger and to the Stock Option Agreement, dated as of April 3, 2000, between The Interpublic Group of Companies, Inc. and NFO Worldwide, Inc. (incorporated by reference herein from the Prospectus Supplement filed by The Interpublic Group of Companies, Inc. on April 4, 2000 under Rule 424(b)(3), No. 333-31436)

         99.1 Press Release dated April 4, 2000 (incorporated by reference herein from the Prospectus Supplement filed by The Interpublic Group of Companies, Inc. on April 4, 2000 under Rule 424(b)(3), No. 333-31436)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: April 13, 2000                  By:   /s/ Nicholas J. Camera
                                            -------------------------------
                                            Nicholas J. Camera
                                            SENIOR VICE PRESIDENT, GENERAL
                                            COUNSEL AND SECRETARY


                                  EXHIBIT INDEX

         Exhibits.

         2.1 Amendment to the Agreement and Plan of Merger and to the Stock Option Agreement, dated as of April 3, 2000, between The Interpublic Group of Companies, Inc. and NFO Worldwide, Inc. (incorporated by reference herein from the Prospectus Supplement filed by The Interpublic Group of Companies, Inc. on April 4, 2000 under Rule 424(b)(3), No. 333-31436)

         99.1 Press Release dated April 4, 2000 (incorporated by reference herein from the Prospectus Supplement filed by The Interpublic Group of Companies, Inc. on April 4, 2000 under Rule 424(b)(3), No. 333-31436)